Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Gardner Denver, Inc. (the “Company”) on Form 10-K for the period ended December 31, 2007, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Helen W. Cornell, Executive Vice President, Finance and Chief Financial Officer of the Company, certify, to the best of my knowledge, pursuant to Rule 13a-14(b) of the Securities Exchange Act of 1934, as amended, and 18 U.S.C. Section 1350, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/  Helen W. Cornell
     Helen W. Cornell
     Executive Vice President, Finance and
      Chief Financial Officer
     Gardner Denver, Inc.
     February 28, 2008